Exhibit 10.10

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

AMENDMENT NO. AR1 TO

AMENDED AND RESTATED COLLABORATION AND LICENSE AGREEMENT

This Amendment No. AR1 to the Amended and Restated Collaboration and License Agreement (the “Amendment No. AR1”), effective as of February 4, 2021 (the “Amendment No. AR1 Effective Date”), is by and between D. E. Shaw Research, LLC, a Delaware limited liability company located at 120 West 45th Street, 39th Floor, New York, NY 10036 (“DESRES”), and Relay Therapeutics, Inc., a Delaware corporation located at 399 Binney Street, Cambridge, MA 02139 (“Company”). DESRES and Company are each sometimes referred to herein as a “Party” or collectively as the “Parties”.

WHEREAS, DESRES and Company are parties to the Amended and Restated Collaboration and License Agreement, effective as of June 15, 2020 (the “Agreement”);

WHEREAS, the Parties desire to re-categorize certain Targets by mutual agreement, as set forth below;

NOW THEREFORE, the Parties agree, in accordance with Section 17.4 of the Agreement, as follows:

1.	On and after the Amendment No. AR1 Effective Date, by mutual agreement of the Parties:

1.1	pursuant to Section 4.7(e) of the Agreement, the following Target, which, prior to the Amendment No. AR1 Effective Date, had been a Category 3 Target, shall be a Category [***] Target:

[***]

1.2	pursuant to Section 4.7(b) of the Agreement, the following Targets, which, prior to the Amendment No. AR1 Effective Date, had been Category 1 Targets, shall be Category 3 Targets:

[***]

2.	Exhibit A-1 and Exhibit A-2 are each hereby amended, in the form attached hereto, to reflect the provisions of Section 1 of this Amendment No. AR1.

3.	Capitalized terms used in this Amendment No. AR1 and not defined herein shall have the respective meanings given to such terms in the Agreement.

4.

This Amendment No. AR1 does not amend any terms of the Agreement except as explicitly set forth herein. After the Amendment No. AR1 Effective Date, references to the “Agreement” shall mean the Amended and Restated Collaboration and License Agreement by and between the Parties effective as of June 15, 2020, as amended by this Amendment No. AR1.

5.

Counterparts. This Amendment No. AR1 may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment No. AR1 may be executed by the exchange of signature pages in electronic format (including PDF) or digital signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment No. AR1 to be executed by their duly authorized representatives.

D. E. SHAW RESEARCH, LLC		RELAY THERAPEUTICS, INC.

By:	/s/ Jennifer McGrady	By:	/s/ Brian Adams
Name: Jennifer McGrady		Name: Brian Adams
Title: Authorized Signatory		Title: General Counsel

Exhibit A-1: Category 1 Targets

(on and after the Amendment No. AR1 Effective Date)

[***]

Exhibit A-2: Category 2 Targets

(on and after the Amendment No. AR1 Effective Date)

[***]

5